Pension and other employee benefit plans	6 Months Ended
Sep. 30, 2025
Retirement Benefits [Abstract]
Pension and other employee benefit plans
12. Pension and other employee benefit plans
The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2024 and 2025:

	Six months ended September 30,
	2024	2025

	(in millions of yen)
Service cost-benefits earned during the period	10,846	9,220
Interest costs on projected benefit obligations	6,674	9,302
Expected return on plan assets	(15,661)	(16,214)
Amortization of prior service cost (benefits)	(2,711)	(2,842)
Amortization of net actuarial loss (gain)	(19,156)	(16,191)
Special termination benefits	365	307
Other	1,389	2,102

Net periodic benefit cost	(18,253)	(14,316)

In June 2024, based on various approvals, MHFG and certain domestic subsidiaries communicated to their employees an amendment to the defined benefit plans that was effective as of July 1, 2024. In accordance with ASC 715, “Compensation—Retirement Benefits” (“ASC 715”), any change in projected benefit obligations due to a plan amendment is required to be recognized as prior service benefits (cost) as of the amendment date. Accordingly, the MHFG Group recognized ¥9,360 million of prior service benefits for the six months ended September 30, 2024.